EXHIBIT 32
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Newgold, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the year ended January 31, 2003 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

         (1) the 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 07, 2004                  Newgold, Inc.

                                          /s/ A. SCOTT DOCKTER
                                          -------------------------------------
                                          A. Scott Dockter
                                          President and Chief Executive Officer

                                          /s/ JAMES KLUBER
                                          -------------------------------------
                                          James Kluber
                                          Chief Financial Officer